UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 25, 2004

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)

5619 DTC Parkway — Greenwood Village, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code (303) 268-6300

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Monthly Operating Report - Adelphia Communications
Monthly Operating Report- Century-ML Cable Venture

Item 9. Regulation FD Disclosure

Operating Reports

     On March 25, 2004, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company filed their unaudited consolidated Monthly Operating Report (the “Adelphia Operating Report”) for the month of February 2004 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the Bankruptcy Court reporting schedules set forth in the Adelphia Operating Report as filed with the Bankruptcy Court.

     On March 25, 2004, Century-ML Cable Venture (“Century-ML”) filed its unaudited Monthly Operating Report (the “Century-ML Operating Report,” and together with the Adelphia Operating Report, the “Operating Reports”) for the month of February 2004 with the Bankruptcy Court. Century-ML is a joint venture partnership between ML Media Partners, L.P. and Century Communications Corporation, a wholly owned subsidiary of the Company. Exhibit 99.2 to this Current Report on Form 8-K contains the unaudited financial statements and the Bankruptcy Court reporting schedules set forth in the Century-ML Operating Report as filed with the Bankruptcy Court.

     The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information, and are in the format prescribed by applicable bankruptcy laws. The Operating Reports are subject to revision. The Operating Reports also contain information for periods, which may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the Operating Reports and the other information in this report (including exhibits) that is being furnished pursuant to Item 9 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by management of the Company during the time it was controlled by the Rigas family: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended

December 31, 2000; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2003, June 30, 2003 and March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 and March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and its interim financial statements for 2001 and possibly other periods. New management took control of the Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question. Current management believes that the public information provided by certain members of the Rigas family on other matters of interest to investors, such as the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon and information contained in this Report may have to be updated or supplemented. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company’s proposed plan of reorganization.

Cautionary Statement Regarding Forward-Looking Statements

     This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Adelphia Communications Corporation’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company’s pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, customer response to repackaged services, pricing and availability of programming, equipment, supplies, and other inputs, the Company’s ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2004	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
	By:	/s/ Scott Macdonald
Scott Macdonald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended February 29, 2004, dated March 25, 2004.

99.2	Century-ML Cable Venture Monthly Operating Report for the period ended February 29, 2004, dated March 25, 2004.